Acquisition of Business (Details Textual) - USD ($) $ in Thousands	Jun. 01, 2019	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Acquisition of Business (Textual)
Purchase price, description	a. An advance of $276 was paid to Imdecol in cash upon signing the definitive agreement in March 2019; b. An additional approximately $1,619 was paid to Imdecol in cash at closing, on June 1, 2019. c. The final consideration will be paid by August 2020, according to the Formula of Consideration (the "Contingent Consideration").
Goodwill	$ 1,085	$ 5,147	$ 4,676	$ 4,676
Acquisition expenses	138
Ordinary shares value issued for payment	$ 417